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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-74347, No. 333-96787, and No. 333-20963 of Fedders Corporation on Form S-8 of our reports dated October 29, 2002, appearing in the Annual Report on Form 10-K of Fedders Corporation for the year ended August 31, 2002.

/s/Deloitte & Touche LLP
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Parsippany, New Jersey

April 14, 2003